Exhibit 10.10

                      DIRECTORS RESTRICTED STOCK AGREEMENT


                  AGREEMENT, made and entered into as of _________ ___, 200__ by and between XL Capital Ltd, a Cayman Islands corporation ("XL"), and <<Grantee>> (the "Grantee").

                  WHEREAS, the Grantee is a nonemployee member of the Board of Directors of XL; and

                  WHEREAS, XL has granted to the Grantee a Restricted Stock Award under XL's Directors Stock & Option Plan;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, XL and the Grantee agree as follows:

                  (a) GRANT OF RESTRICTED STOCK.

                  XL hereby grants to the Grantee, for cash consideration of US$0.01 per share, an award (the "Award") of <<No. of Shares>> Ordinary Shares, US $0.01 par value per share, of XL ("Shares"), subject to the restrictions set forth below (the "Restricted Stock"). The date of grant of the Award is ___________, 200_ (the "Date of Grant"). The Award is granted pursuant to the terms of XL's Directors Stock & Option Plan, the terms of which are incorporated by reference herein.

                  (b)   ISSUANCE OF RESTRICTED STOCK

                  A stock certificate representing the Restricted Stock granted and issued to the Grantee under the Award shall be issued in the Grantee's name upon the Grantee's delivery to
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XL of the par value for such shares of Restricted Stock in such form as XL may require. The stock certificate shall be held in the custody of XL for the Grantee's account.

                  (c)   RESTRICTED PERIOD.

                  The Restricted Period means the period of time from the Date of Grant until the first anniversary of the Date of Grant, during which period the restrictions imposed upon the Award by paragraph (d) below shall apply. The Award will be vested in full on the Date of Grant.

                  (d)   RIGHTS AND RESTRICTIONS.

                  From the Date of Grant the Grantee shall have all of the rights and privileges of a shareholder as to the Restricted Stock, including the right to receive dividends and the right to vote such Restricted Stock, EXCEPT THAT, the following restrictions shall apply: (i) the Grantee shall not be entitled to delivery of a stock certificate representing the Restricted Stock until the expiration of the Restricted Period; and (ii) no share of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise disposed of before the expiration of the Restricted Period.

                  (e)   LAPSE OF RESTRICTIONS; DELIVERY OF CERTIFICATE.

                  Upon the expiration of the Restricted Period, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, XL shall deliver to Grantee, or if Grantee is deceased, to Grantee's personal representative, a stock certificate for such Shares free of all such restrictions.

                  (f)   STATUS OF SHARES.

                  Upon issuance, the Restricted Stock shall rank equally in all respects with the other outstanding Shares of XL and shall be fully paid.
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                  (g)   REFERENCES.

                  References herein to rights and obligations of the Grantee shall apply, where appropriate, to the estate or personal representative of the Grantee without regard to whether specific reference to them is contained in a particular provision of this Agreement.

                  (h)   NOTICE.

                  Any notice or communication to be given to XL under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, duly addressed to XL Capital Ltd, XL House, One Bermudiana Road, Hamilton HM 08, Bermuda.

                  (i)   GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof.
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                  IN WITNESS WHEREOF, the parties hereto have duly caused this
Agreement to be executed and delivered on the date first above written.


                                           XL Capital Ltd


                                           By: ______________________________




                                           __________________________________
                                           <<Grantee>>